[GRAPHIC]

[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER EUROPE VCT PORTFOLIO--CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Europe VCT Portfolio

  Portfolio and Performance Update                                 2

  Portfolio Management Discussion                                  3

  Schedule of Investments                                          5

  Financial Statements                                             7

  Notes to Financial Statements                                   11

  Report of Independent Public Accountants                        15

  Trustees, Officers and Service Providers                        16

PIONEER EUROPE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF GEOGRAPHICAL DISTRIBUTION]
(As a percentage of equity holdings)

United Kingdom                     26.0%
Germany                            18.1%
France                             17.9%
Switzerland                         8.8%
Netherlands                         8.7%
Italy                               6.6%
Spain                               5.6%
Finland                             4.4%
Ireland                             2.8%
Denmark                             1.1%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Financials                         27.9%
Communication Services             12.0%
Technology                          9.6%
Energy                              9.6%
Consumer Staples                    9.4%
Basic Material                      9.0%
Health Care                         8.6%
Consumer Cyclicals                  8.2%
Utilities                           3.4%
Capital Goods                       2.3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Vodafone Group Plc                                           5.62%
   2. Nokia OYJ                                                    4.45
   3. BNP Paribas SA                                               4.02
   4. Nestle SA (Registered Shares)                                3.73
   5. BP Amoco Plc                                                 3.25

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                         12/31/01        1/2/01
Net Asset Value per Share                                  $8.29         $11.07

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(1/2/01 - 12/31/01)                     DIVIDENDS      CAPITAL GAIN    CAPITAL GAINS
                                        $0.145         $   -           $   -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                           PIONEER EUROPE VCT
                              PORTFOLIO*           MSCI EUROPE INDEX
        1/31/01                   $10,000              $10,000
                                  $ 9,021              $ 9,122
        3/31/01                   $ 8,335              $ 8,441
                                  $ 8,866              $ 9,042
                                  $ 8,390              $ 8,600
        6/30/01                   $ 8,084              $ 8,275
                                  $ 8,028              $ 8,296
                                  $ 7,889              $ 8,080
        9/30/01                   $ 7,191              $ 7,274
                                  $ 7,331              $ 7,505
                                  $ 7,544              $ 7,806
       12/31/01                   $ 7,712              $ 8,006

Index comparison begins 1/31/01. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Class              -23.44%
(1/2/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses, or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Like the year that preceded it, 2001 proved to be a challenging environment for European stocks. Our decision to emphasize defensive stocks was helpful but could not stem the deleterious effects of a global recession. In the following interview, Stan Pearson, a member of the Portfolio's management team, discusses your Portfolio's performance in light of the economic slowdown and his expectations for recovery in the coming months.

Q: DID THE PORTFOLIO'S DEFENSIVE BIAS TEMPER THE MARKET'S NEGATIVE PRESSURES?

A: Yes. Our efforts to structure the Portfolio defensively by investing heavily in recession-resistant sectors proved to be the best course for much of 2001. Investments in the pharmaceutical, utility and food/beverage sectors were especially valuable to this strategy. However, we were surprised by a bounce in stock prices across cyclical sectors in November and December, which had performed poorly in the first 10 months of the year. The Portfolio's defensive bias limited its participation in this year-end rally. The Portfolio's Class II total return at net asset value was -23.44% since the class inception on January 2, 2001 through December 31. The MSCI Europe Index, the Portfolio's benchmark, posted a return of -19.90% for the same period.

Q: HAVE YOU TAKEN ANY STEPS TO REPOSITION THE PORTFOLIO MORE OPPORTUNISTICALLY?

A: While we remain somewhat cautious about valuations, we do believe the worst of the correction is behind us. During the last quarter, we reduced the Portfolio's weighting in defensive holdings and increased investments in cyclical stocks, which were testing new lows in the aftermath of September
   11. Our investment philosophy continues to be founded upon rigorous stock selection of companies that are market leaders in their respective markets and possess sound balance sheets and strong cash flow generation.

   In the pharmaceutical sector, we decreased positions in Astra Zeneca (United Kingdom) and NOVARTIS (Switzerland), which, like the rest of their counterparts, are coming under increasing pressure by governments to reduce prices. Furthermore, the outlook for these two particular drug companies is jeopardized by the fact that many of the patents for their leading products are nearing expiration, and new product development has been slow. We also reduced the Portfolio's position in food/beverage producer Groupe Danone (France). Finally, we scaled back investments in the utility sector, including Vivendi Environment (France), which provides water treatment and waste management services and E.On (Germany), which has effectively delivered on its restructuring efforts.

Q: WHICH CYCLICAL COMPANIES DID YOU FIND MOST ATTRACTIVE?

A: Armed with the sale proceeds and extra cash we'd carried over the summer to buffer falling stock prices, we increased positions in Siemens (Germany) as well as several diversified financial companies - including HSBC Holding (United Kingdom) and UBS (Switzerland). We believe these asset gathers will benefit from pension reform and the development of an equity culture across Europe. Often times, we are pursuing this investment theme indirectly, as is the case with Deutsche Boerse (Germany), which operates a stock exchange that should benefit from any increased stock market activity. We have retained our positions in Nokia (Finland) and Vodafone (United Kingdom) in the telecommunications sector.

   We established two new positions in the insurance sector with the addition of Munich Re (Germany) and Swiss Re (Switzerland) - two reinsurance companies that insure other insurance companies. Insurance stocks fell sharply in the weeks following September 11, as investors contemplated the destruction in New York and Washington. While there will be huge losses for the industry, it's become clear that large insurers have spread their risk well. Confronted with mounting demand in the face of limited supply, insurers are raising rates. Historically, higher premiums have translated into higher stock prices. This was the case in the final months of 2001.

International investing may involve special risks including differences in accounting and currency, as well as economic and political instability.

Q: WILL EUROPE'S CONVERSION TO A SINGLE CURRENCY BE ADVANTAGEOUS FOR THE
   PORTFOLIO?

A: Just as the themes of consolidation, pension reform and improving shareholder value have long been at the heart of our strategy, we believe Continental Europe's long anticipated currency conversion to the euro this past January is creating many new investment opportunities for your Portfolio. Ultimately, a single currency will bring about more price transparency across sectors in different countries. As price discrepancies between countries dissipate, prices will eventually converge to the lowest price. This process will establish winners and losers, as companies experiencing profits at the expense of price discrepancies will see their earnings come under pressure. We've been following this welcome development for some time and are in the process of positioning your Portfolio to benefit accordingly.

Q: WHAT IS THE TEAM'S OUTLOOK?

A: Prospect for European equities in 2002 remains unclear. We're optimistic that a recovery will commence in the United States, but Europe is not likely to enjoy as pronounced an upturn this year. Europe never experienced the same degree of prosperity prior to this recession nor the decline in interest rates during the slowdown. It follows that the economic recovery in Europe may be more subdued than that of the United States. We also believe that the markets may be underestimating the likelihood of interest rate increases while overestimating the strength of an economic recovery. Nevertheless, we believe your Portfolio will share in the recovery as it gathers steam in both the United States and Europe.

SCHEDULE OF INVESTMENTS 12/31/01

SHARES                                                VALUE
           PREFERRED STOCKS - 1.3%
           CONSUMER CYCLICALS - 1.3%
           AUTOMOBILES - 1.3%
      418  Porsche AG*                             $   159,632
                                                   -----------
           TOTAL PREFERRED STOCKS
           (Cost $118,679)                         $   159,632
                                                   -----------
           COMMON STOCK - 98.7%
           BASIC MATERIALS - 9.0%
           CHEMICALS - 0.6%
    1,771  BASF India Ltd.                         $    65,821
                                                   -----------
           CHEMICALS (DIVERSIFIED) - 4.3%
    3,464  Akzo Nobel NV                           $   154,645
    5,371  Aventis SA                                  374,612
                                                   -----------
                                                   $   529,257
                                                   -----------
           CONSTRUCTION (CEMENT & AGGREGATES)
             - 2.2%
    5,507  CRH Plc                                 $    97,213
    1,863  LaFarge BR                                  173,971
                                                   -----------
                                                   $   271,184
                                                   -----------
           METALS MINING - 1.9%
   11,998  Rio Tinto Plc                           $   231,108
                                                   -----------
           TOTAL BASIC MATERIALS                   $ 1,097,370
                                                   -----------
           CAPITAL GOODS - 2.3%
           ENGINEERING & CONSTRUCTION - 2.3%
    9,300  Autostrade S.p.A.*                      $    64,575
    1,475  Compagnie de Saint-Gobain                   222,561
                                                   -----------
                                                   $   287,136
                                                   -----------
           TOTAL CAPITAL GOODS                     $   287,136
                                                   -----------
           COMMUNICATION SERVICES - 12.0%
           CELLULAR/WIRELESS TELECOMMUNICATIONS
             - 5.6%
  264,334  Vodafone Group Plc*                     $   688,951
                                                   -----------
           TELECOMMUNICATIONS (LONG DISTANCE)
             - 0.9%
   10,086  British Sky Broadcasting Plc*           $   110,052
                                                   -----------
           TELEPHONE - 5.5%
   10,465  Deutshche Telecom AG                    $   179,798
   13,347  Telefonica SA*                              178,576
   27,650  Telecom Italia Mobile S.p.A.                154,281
   18,100  Telecom Italia S.p.A.                       154,681
                                                   -----------
                                                   $   667,336
                                                   -----------
           TOTAL COMMUNICATION SERVICES            $ 1,466,339
                                                   -----------
           CONSUMER CYCLICALS - 6.9%
           AUTOMOBILES - 1.6%
    2,781  Bayerische Motoren                      $    96,922
    2,408  Peugeot Citroen                             102,571
                                                   -----------
                                                   $   199,493
                                                   -----------
           PUBLISHING - 3.5%
    2,960  Vivendi Universal                       $   161,789
   12,634  Elsevier NV                                 149,357
    3,601  VNU NV                                      110,626
                                                   -----------
                                                   $   421,772
                                                   -----------
           SERVICES (ADVERTISING/MARKETING) - 0.6%
    2,816  Publicis SA                             $    74,076
                                                   -----------
           SERVICES (COMMERCIAL & CONSUMER) - 1.2%
   10,163  Amadeus Global Travel Distribution SA   $    58,625
   26,777  Hays Plc*                                    80,835
                                                   -----------
                                                   $   139,460
                                                   -----------
           TOTAL CONSUMER CYCLICALS                $   834,801
                                                   -----------
           CONSUMER STAPLES - 9.4%
           BEVERAGES (ALCOHOLIC) - 0.4%
    4,706  Diageo Plc*                             $    53,608
                                                   -----------
           ENTERTAINMENT - 0.4%
    4,706  Pearson Plc                             $    54,374
                                                   -----------
           FOODS - 4.5%
      757  Groupe Danone                           $    92,254
    2,140  Nestle SA (Registered Shares)               456,416
                                                   -----------
                                                   $   548,670
                                                   -----------
           PERSONAL CARE - 0.5%
      904  L'Oreal SA*                             $    64,420
                                                   -----------
           RETAIL STORES (FOOD CHAINS) - 2.5%
    6,030  Koninklijke Ahold NV                    $   175,423
   36,356  Tesco Plc                                   130,645
                                                   -----------
                                                   $   306,068
                                                   -----------
           TOBACCO - 1.1%
   15,380  British American Tobacco                $   130,450
                                                   -----------
           TOTAL CONSUMER STAPLES                  $ 1,157,590
                                                   -----------
           ENERGY - 9.6%
           OIL & GAS (REFINING & MARKETING) - 2.1%
    1,812  Total Fina Elf SA                       $   258,732
                                                   -----------
           OIL (INTERNATIONAL INTEGRATED) - 7.5%
   51,664  BP Amoco Plc                            $   398,742
   22,200  ENI S.p.A                                   277,682
   35,111  Shell Transport & Trading Co.               242,125
                                                   -----------
                                                   $   918,549
                                                   -----------
           TOTAL ENERGY                            $ 1,177,281
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

                                       5

SHARES                                                VALUE
           FINANCIALS - 27.9%
           BANKS (MAJOR REGIONAL) - 6.0%
   24,095  Banco Bilbao Vizcaya Argentaria, S.A.   $   298,146
      0.2  Bank of Ireland                                   1
    1,530  Banco Popular Espanol SA                     50,231
    8,363  Danske Bank*                                134,180
   15,663  HSBC Holding Plc                            183,096
    5,769  Standard Chartered Plc                       68,823
                                                   -----------
                                                   $   734,477
                                                   -----------
           BANKS (MONEY CENTER) - 7.9%
    9,253  Allied Irish Banks                      $   107,081
    7,113  Barclays Plc                                235,218
    5,499  BNP Paribas SA                              491,969
    5,529  Royal Bank of Scotland Group                134,011
                                                   -----------
                                                   $   968,279
                                                   -----------
           FINANCIAL (DIVERSIFIED) - 8.3%
    3,103  Deutsche Bank AG                        $   219,326
    2,078  Deutsche Boerse AG                           79,931
    8,853  ING Groep N.V.                              225,710
    1,827  Swisscom AG                                 183,823
    6,105  UBS AG*                                     308,229
                                                   -----------
                                                   $ 1,017,019
                                                   -----------
           INSURANCE (LIFE/HEALTH) - 3.1%
      947  Allianz AG                              $   224,243
    5,750  Assicurazioni Generali                      159,600
                                                   -----------
                                                   $   383,843
                                                   -----------
           INSURANCE (MULTI-LINE) - 2.6%
    1,181  Muenchener Rueckversicherungs
           Gesellschaft AG                         $   320,602
                                                   -----------
           TOTAL FINANCIALS                        $ 3,424,220
                                                   -----------
           HEALTH CARE - 8.6%
           BIOTECHNOLOGY - 0.7%
    4,424  Qiagen NV*                              $    82,703
                                                   -----------
           HEALTH CARE (DRUGS/MAJOR
             PHARMACEUTICALS) - 7.9%
    3,626  Altana AG                               $   180,760
    3,199  Astra Zeneca Plc                            144,043
    1,078  Astra Zeneca Plc                             49,595
    3,152  Elan Corp. Plc (A.D.R.)*                    142,029
    9,904  GlaxoSmithKline Plc.                        247,112
    3,528  Novartis AG*                                127,533
    1,392  Schering AG                                  73,854
                                                   -----------
                                                   $   964,926
                                                   -----------
           TOTAL HEALTH CARE                       $ 1,047,629
                                                   -----------
           TECHNOLOGY - 9.6%
           COMMUNICATIONS EQUIPMENT - 4.4%
   21,232  Nokia Oyj*                              $   544,719
                                                   -----------
           COMPUTERS (SOFTWARE & SERVICES) - 1.4%
   12,330  Indra Sistemas, SA                      $   104,493
      535  SAP AG*                                      69,676
                                                   -----------
                                                   $   174,169
                                                   -----------
           ELECTRONICS (COMPONENT DISTRIBUTORS)
             - 2.4%
    4,400  Siemens AG*                             $   291,220
                                                   -----------
           ELECTRONICS (SEMICONDUCTORS) - 1.4%
    5,744  Philips Electronics NV*                 $   170,682
                                                   -----------
           TOTAL TECHNOLOGY                        $ 1,180,790
                                                   -----------
           UTILITIES - 3.4%
           ELECTRIC COMPANIES - 2.0%
    4,820  E.On AG                                 $   249,637
                                                   -----------
           WATER UTILITIES - 1.4%
    5,086  Vivendi Environment                     $   169,602
                                                   -----------
           TOTAL UTILITIES                         $   419,239
                                                   -----------
           TOTAL COMMON STOCK
           (Cost $13,027,356)                      $12,092,395
                                                   -----------
           RIGHTS/WARRANTS - 0.0%
           MISCELLANEOUS - 0.0%
    5,316  Vivendi Environment, 3/08/06*           $     1,942
                                                   -----------
           TOTAL RIGHTS/WARRANTS
           (Cost $2,841)                           $     1,942
                                                   -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $13,148,876)(a)                   $12,253,969
                                                   ===========

*    Non-income producing security.
(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

     United Kingdom                   26.0%
     Germany                          18.1
     France                           17.9
     Switzerland                       8.8
     Netherlands                       8.7
     Italy                             6.6
     Spain                             5.6
     Finland                           4.4
     Ireland                           2.8
     Denmark                           1.1
                                     ------
                                     100.0%
                                     ======

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO (a)

FINANCIAL HIGHLIGHTS 12/31/01

                                                                                            1/2/01
                                                                                              TO
   CLASS II                                                                                12/31/01
Net asset value, beginning of period                                                      $     11.07
                                                                                          -----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                           $      0.08
   Net realized and unrealized gain (loss) on investments, futures and foreign
      currency transactions                                                                     (2.71)
                                                                                          -----------
   Net increase (decrease) from investment operations                                     $     (2.63)
Distributions to shareowners:
   Net investment income                                                                        (0.15)
   Net realized gain                                                                               --
                                                                                          -----------
Net increase (decrease) in net asset value                                                $     (2.78)
                                                                                          -----------
Net asset value, end of period                                                            $      8.29
                                                                                          -----------
Total return*                                                                                  (23.44)%
Ratio of net expenses to average net assets +                                                    3.22%**
Ratio of net investment income (loss) to average net assets +                                   (2.56)%**
Portfolio turnover rate                                                                            73%
Net assets, end of period (in thousands)                                                  $       398
Ratios assuming no waiver of management fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                  4.57%**
   Net investment income (loss)                                                                 (3.90)%**
Ratios assuming waiver of management fees and assumption of expenses by
   PIM and reduction for fees paid indirectly:
   Net expenses                                                                                  3.22%**
   Net investment income (loss)                                                                 (2.56)%**

(a) Class II shares of Pioneer Europe VCT Portfolio were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 12/31/01

ASSETS:
  Investment in securities, at value (cost $13,148,876)                     $12,253,969
  Cash                                                                          386,447
  Cash held as collateral for futures contracts                                 155,000
  Foreign currencies, at value                                                    1,048
  Receivables -
   Fund shares sold                                                               4,845
   Dividends, interest and foreign taxes withheld                                26,771
   Due from Pioneer Investment Management, Inc.                                  29,683
  Other                                                                             503
                                                                            -----------
      Total assets                                                          $12,858,266
                                                                            -----------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                  $     9,111
  Due to affiliates                                                                 388
  Accrued expenses                                                               33,633
                                                                            -----------
      Total liabilities                                                     $    43,132
                                                                            -----------
NET ASSETS:
  Paid-in capital                                                           $19,629,834
  Accumulated net investment income (loss)                                      (10,358)
  Accumulated undistributed net realized gain (loss)                         (5,909,661)
  Net unrealized gain (loss) on:
   Investments                                                                 (894,907)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                              226
                                                                            -----------
      Total net assets                                                      $12,815,134
                                                                            -----------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                               $12,416,657
   Shares outstanding                                                         1,474,834
                                                                            -----------
   Net asset value per share                                                $      8.42
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                               $   398,477
   Shares outstanding                                                            48,038
                                                                            -----------
   Net asset value per share                                                $      8.29

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                                12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $30,894)                         $   214,866
  Interest                                                                          45,201
                                                                               -----------
   Total investment income                                                     $   260,067
                                                                               -----------
EXPENSES:
  Management fees                                                              $   149,571
  Transfer agent fees                                                                3,044
  Distribution fees (Class II)                                                         256
  Administrative fees                                                               37,498
  Custodian fees                                                                    64,424
  Professional fees                                                                 12,923
  Printing                                                                          19,439
  Fees and expenses of nonaffiliated trustees                                        7,104
  Miscellaneous                                                                      5,793
                                                                               -----------
     Total expenses                                                            $   300,052
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                       (74,487)
     Less fees paid indirectly                                                         (87)
                                                                               -----------
     Net expenses                                                              $   225,478
                                                                               -----------
        Net investment income (loss)                                           $    34,589
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                 $(3,013,483)
   Futures contracts                                                                37,912
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                               2,030
                                                                               -----------
                                                                               $(2,973,541)
                                                                               -----------
  Change in net unrealized gain or loss from:
   Investments                                                                 $(1,005,292)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                             (28,687)
                                                                               -----------
                                                                               $(1,033,979)
                                                                               -----------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                           $(4,007,520)
                                                                               -----------
  Net increase (decrease) in net assets resulting
   from operations                                                             $(3,972,931)
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR               YEAR
                                                                      ENDED              ENDED
                                                                     12/31/01          12/31/00
FROM OPERATIONS:
Net investment income (loss)                                     $       34,589      $     (62,040)
Net realized gain (loss) on investments                              (2,973,541)        (2,919,369)
Change in net unrealized gain or loss
   on investments, futures and
   foreign currency transactions                                     (1,033,979)        (2,701,253)
                                                                 ---------------     -------------
     Net increase (decrease) in net assets
      resulting from operations                                  $   (3,972,931)     $  (5,682,662)
                                                                 --------------      -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                       $     (236,230)     $     (43,148)
   Class II                                                                (832)                 -
Net realized gain
   Class I                                                                    -            (18,572)
   Class II                                                                   -                  -
                                                                 ---------------     -------------
     Total distributions to shareowners                          $     (237,062)     $     (61,720)
                                                                 ---------------     -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $   38,742,267      $  38,158,236
Reinvestment of distributions                                           237,062             61,720
Cost of shares repurchased                                          (40,428,006)       (26,736,458)
                                                                 ---------------     -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                        (1,448,677)        11,483,498
                                                                 ---------------     -------------
     Net increase (decrease) in net assets                       $   (5,658,670)     $   5,739,116
                                                                 ---------------     -------------

NET ASSETS:
Beginning of period                                                  18,473,804         12,734,688
                                                                 ---------------     -------------
End of period                                                    $   12,815,134      $  18,473,804
                                                                 ===============     =============
Accumulated net investment income (loss),
   end of period                                                 $      (10,358)     $     (80,172)
                                                                 ===============     =============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio
     (Global Financials Portfolio)
   Pioneer Europe VCT Portfolio
     (Europe Portfolio)
   Pioneer International Value VCT Portfolio
     (International Value Portfolio)
     (formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio
     (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio
     (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
     (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio
     (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
     (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio
     (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
     (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
     (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
     (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio
     (Global Health Care Portfolio)
   Pioneer Global Telecoms VCT Portfolio
     (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio
     (Science & Technology Portfolio)
   Pioneer Real Estate Growth VCT Portfolio
     (Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio
     (High Yield Portfolio)

Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Europe Portfolio is to seek long term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset value for the Portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio is authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. FEDERAL INCOME TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the twelve months ended December 31, 2001, no such taxes were paid.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2001, the Portfolio reclassified $270,257 and $2,030 from paid in capital and accumulated realized loss on investments, respectively to accumulated net investment loss. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. This amount does not include the capital loss carryforward detailed below.

                                         PIONEER
                                          EUROPE
                                       VCT PORTFOLIO
                                          2001          2000
----------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                       $   237,062       $57,852
Long-Term capital gain                          -         3,868
                                      $   237,062       $61,720
Return of Capital                               -             -
  Total Distributions                 $   237,062       $61,720

DISTRIBUTABLE EARNINGS
(ACCUMULATED LOSSES):
Undistributed ordinary income         $         -
Undistributed long-term gain                    -
Unrealized appreciation/depreciation   (1,276,794)
                                      -----------
  Total                               $(1,276,794)
                                      ===========

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. At December 31, 2001, the Portfolio had a capital loss carryforward of $5,203,132 which will expire between 2008 and 2009 if not utilized.

E. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of

   UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001.

F. SECURITIES LENDING

   The Portfolio loans securities in its portfolio to certain brokers, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolio has no outstanding loaned securities.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $308 of transfer agent fees payable at December 31, 2001.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $80 in distribution fees payable to PFD at December 31, 2001.

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolio's total expenses. For the year ended December 31, 2001, the Portfolio's expenses were reduced by $87 under such arrangements.

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                               GROSS              GROSS        NET APPRECIATION/
                            TAX COST        APPRECIATION       DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------------------------------
Europe Portfolio           $13,530,763        $395,376         $(1,672,170)      $(1,276,794)

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2001, were $10,231,829 and $11,381,000, respectively.

8. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       '01 SHARES       '01 AMOUNT    '00 SHARES        '00 AMOUNT
---------------------------------------------------------------------------------------------------
EUROPE PORTFOLIO
CLASS I:
Shares sold                            4,104,238     $  38,303,244      2,914,531      $ 38,158,236
Reinvestment of distributions             27,278           236,230          4,596            61,720
Shares repurchased                    (4,324,955)      (40,384,270)    (2,186,443)      (26,736,458)
                                     --------------------------------------------------------------
  Net increase                          (193,439)    $ ( 1,844,796)       732,684      $ 11,483,498
                                     ==============================================================
CLASS II:
Shares sold                               52,860     $     439,023
Reinvestment of distributions                 96               832
Shares repurchased                        (4,918)          (43,736)
                                     --------------------------------------------------------------
  Net increase                            48,038     $     396,119
                                     ==============================================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Europe VCT Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund are listed below, together with their principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as "Interested Trustees". Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." Each of the Trustees serves as a trustee or director of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS        POSITION HELD          TERM OF OFFICE/LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (75)*     Chairman of the Board, Trustee since 1994.                 Deputy Chairman and a Director
                             Trustee and President  Serves until retirement or          of Pioneer Global Asset
                                                    removal.                            Management S.p.A. ("PGAM");
                                                                                        Non-Executive Chairman and a
                                                                                        Director of Pioneer Investment
                                                                                        Management USA Inc.
                                                                                        ("PIM-USA"); Chairman and a
                                                                                        Director of Pioneer; President
                                                                                        of all of the Pioneer Funds;
                                                                                        and Of Counsel (since 2000,
                                                                                        Partner prior to 2000), Hale
                                                                                        and Dorr LLP (counsel to PIM-
                                                                                        USA and the Pioneer Funds)

Daniel T. Geraci (44)**      Trustee and            Trustee since October, 2001.        Director and CEO-US of PGAM
                             Executive Vice         Serves until retirement or          since November 2001;
                             President              removal.                            Director, Chief Executive
                                                                                        Officer and President of
                                                                                        PIM-USA since October 2001;
                                                                                        Director of Pioneer Funds
                                                                                        Distributor, Inc. and Pioneer
                                                                                        Investment Management
                                                                                        Shareholder Services, Inc. since
                                                                                        October 2001; President and a
                                                                                        Director of Pioneer and
                                                                                        Pioneer International
                                                                                        Corporation since October
                                                                                        2001; Executive Vice President
                                                                                        of all of the Pioneer Funds
                                                                                        since October 2001; President
                                                                                        of Fidelity Private Wealth
                                                                                        Management Group from 2000
                                                                                        through October 2001; and
                                                                                        Executive Vice President -
                                                                                        Distribution and Marketing of
                                                                                        Fidelity Investments
                                                                                        Institutional Services and
                                                                                        Fidelity Investments Canada
                                                                                        Ltd. prior to 2000

NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS HELD
John F. Cogan, Jr. (75)*          Director of Harbor Global Company, Ltd.

Daniel T. Geraci (44)**           None

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS        POSITION HELD          TERM OF OFFICE/LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Mary K. Bush (53)            Trustee                Trustee since 2000.                 President, Bush & Co. (international
4201 Cathedral Avenue, NW,                          Serves until retirement or removal. financial advisory firm)
Washington, DC, 20016

Richard H. Egdahl, M.D. (75) Trustee                Trustee since 1995.                 Alexander Graham Bell Professor of Health
Boston University Healthcare                        Serves until retirement or removal. Care Entrepreneurship, Boston University;
Entrepreneurship Program,                                                               Professor of Management, Boston University
53 Bay State Road,                                                                      School of Management; Professor of Public
Boston, MA 02215                                                                        Health, Boston University School of Public
                                                                                        Health; Professor of Surgery, Boston
                                                                                        University School of Medicine; University
                                                                                        Professor, Boston University

Margaret B.W. Graham (54)    Trustee                Trustee since 2000.                 Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West,                        Serves until retirement or removal. (consulting firm); Professor of Management,
Montreal, Quebec, Canada                                                                Faculty of Management, McGill University

Marguerite A. Piret (53)     Trustee                Trustee since 1995.                 President, Newbury, Piret & Company, Inc.
One Boston Place, 26th Floor,                       Serves until retirement or removal. (merchant banking firm)
Boston, MA 02108

Stephen K. West (73)         Trustee                Trustee since 1995.                 Of Counsel, Sullivan & Cromwell (law firm)
125 Broad Street,                                   Serves until retirement or removal.
New York, NY 10004

John Winthrop (65)           Trustee                Trustee since 2000.                 President, John Winthrop & Co., Inc.
One North Adgers Wharf                              Serves until retirement or removal. (private investment firm)
Charleston, SC 29401

NAME, AGE AND ADDRESS           OTHER DIRECTORSHIPS HELD
Mary K. Bush (53)               Director and/or Trustee of Brady Corporation
4201 Cathedral Avenue, NW,      (industrial identification and specialty coated
Washington, DC, 20016           material products manufacturer), Mastec Inc.
                                (communications and energy infrastructure),
                                Mortgage Guaranty Insurance Corporation,
                                R.J. Reynolds Tobacco Holdings, Inc. (tobacco)
                                and Student Loan Marketing Association
                                (secondary marketing of student loans)

Richard H. Egdahl, M.D. (75)    None
Boston University Healthcare
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

Margaret B.W. Graham (54)       None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada

Marguerite A. Piret (53)        Director, Organogenesis Inc.
One Boston Place, 26th Floor,   (tissue engineering company)
Boston, MA 02108

Stephen K. West (73)            Director, Dresdner RCM Global Strategic Income
125 Broad Street,               Fund, Inc. and The Swiss Helvetia Fund, Inc.
New York, NY 10004              (closed-end investment companies),
                                AMVESCAP PLC (investment managers) and
                                First ING Life Insurance Company of New York

John Winthrop (65)              Director of NUI Corp. (energy sales,
One North Adgers Wharf          services and distribution)
Charleston, SC 29401

FUND OFFICERS

NAME, AGE AND ADDRESS      POSITION HELD         TERM OF OFFICE/LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph P. Barri (55)       Secretary             Since 1994. Serves at the           Partner, Hale and Dorr, LLP; Secretary of
                                                 discretion of Board.                each Pioneer fund

Dorothy E. Bourassa (54)   Assistant Secretary   Since 2000. Serves at the           Secretary of PIM-USA: Senior Vice President-
                                                 discretion of Board.                Legal of Pioneer; and Secretary/Clerk of most
                                                                                     of PIM-USA's subsidiaries since October 2000;
                                                                                     Assistant Secretary of all of the Pioneer Funds
                                                                                     since November 2000; Senior Counsel, Assistant
                                                                                     Vice President and Director of Compliance of
                                                                                     PIM-USA from April 1998 through October 2000;
                                                                                     Vice President and Assistant General Counsel,
                                                                                     First Union Corporation from December 1996
                                                                                     through March 1998

Vincent Nave (56)          Treasurer             Since 2000. Serves at the           Vice President-Fund Accounting and Custody
                                                 discretion of Board.                Services of Pioneer (Manager from September
                                                                                     1996 to February 1999); and Treasurer of all
                                                                                     of the Pioneer Funds (Assistant Treasurer
                                                                                     from June 1999 to November 2000)

Luis I. Presutti (36)      Assistant Treasurer   Since 2000. Serves at the           Assistant Vice President-Fund Accounting,
                                                 discretion of Board.                Administration and Custody Services of
                                                                                     Pioneer (Fund Accounting Manager from
                                                                                     1994 to 1999); and Assistant Treasurer of
                                                                                     all of the Pioneer Funds since November 2000

John F. Daly III (36)      Assistant Treasurer   Since 2000. Serves at the           Global Custody and Settlement Division Manager
                                                 discretion of Board.                of PIM-USA; and Assistant Treasurer of all of
                                                                                     the Pioneer Funds since November 2000

NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS HELD
Joseph P. Barri (55)              None

Dorothy E. Bourassa (54)          None

Vincent Nave (56)                 None

Luis I. Presutti (36)             None

John F. Daly III (36)             None


[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.